Summary Prospectus Supplement

October 7, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated April 30, 2021

Active International Allocation Portfolio (Class IR)
Emerging Markets Leaders Portfolio (Class IR)
Emerging Markets Portfolio (Class IR)
Global Infrastructure Portfolio (Class IR)
Global Opportunity Portfolio (Class IR)
Global Real Estate Portfolio (Class IR)
Growth Portfolio (Class IR)
International Opportunity Portfolio (Class IR)
U.S. Real Estate Portfolio (Class IR)

Effective October 29, 2021, the first sentence of the first or second paragraph, as relevant to Class IR eligibility, of the section of each Summary Prospectuses entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients' assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the "Code"), and in each case subject to the discretion of the Adviser.

Please retain this supplement for future reference.

  IFICLIRSUMPROSPT 10/21